TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
                                                                    Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            Section 302 Certification

I, Karl H. Winters, Chief Financial Officer of Take-Two Interactive Software, Inc, certify that:

      1. I have reviewed this Annual Report on Form 10-K/A of Take-Two Interactive Software, Inc. and

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.




February 27, 2006                                    /s/ Karl H. Winters
                                                     -------------------
                                                         Karl H. Winters
                                                         Chief Financial Officer